UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert

100 Plaza One

Jersey City, NJ 07311

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  SEPTEMBER 30, 2010

Annual Report to Shareholders

DWS Short Duration Plus Fund

Contents

4 Performance Summary

8 Information About Your Fund's Expenses

10 Portfolio Management Review

15 Portfolio Summary

16 Investment Portfolio

40 Statement of Assets and Liabilities

42 Statement of Operations

43 Statement of Changes in Net Assets

44 Financial Highlights

49 Notes to Financial Statements

65 Report of Independent Registered Public Accounting Firm

66 Tax Information

67 Investment Management Agreement Approval

72 New Sub-Advisory Agreement Approval

74 Summary of Management Fee Evaluation by Independent Fee Consultant

78 Board Members and Officers

82 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may use derivatives, including as part of its global alpha strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In the current market environment, mortgage-backed securities are experiencing increased volatility. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2010

Average Annual Total Returns as of 9/30/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	5.29%	3.26%	4.05%	4.44%
Class B	4.46%	2.46%	3.04%	3.33%
Class C	4.50%	2.52%	3.32%	3.68%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	2.39%	2.31%	3.47%	4.15%
Class B (max 4.00% CDSC)	1.46%	1.85%	2.87%	3.33%
Class C (max 1.00% CDSC)	4.50%	2.52%	3.32%	3.68%
No Sales Charges					Life of Institutional Class*
Class S	5.51%	3.49%	4.21%	4.63%	N/A
Institutional Class	5.65%	N/A	N/A	N/A	4.54%
Barclays Capital 1-3 Year Government/Credit Index+	3.26%	4.63%	4.68%	4.61%	4.23%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on August 27, 2008. Index returns began on August 31, 2008.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2010 are 0.88%, 1.85%, 1.62%, 0.70% and 0.52% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A shares prior to its inception on November 29, 2002, Class B shares prior to its inception on April 23, 2007 and for Class C shares prior to its inception on February 3, 2003 are derived from the historical performance of the Investment Class shares of DWS Short Duration Plus Fund (which was renamed Class S shares on October 23, 2006) during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. The returns during the year 2004 include a 2.7% one-time effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Plus Fund — Class A [] Barclays Capital 1-3 Year Government/Credit Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ Barclays Capital 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 9/30/10	$ 9.55	$ 9.56	$ 9.54	$ 9.57	$ 9.56
9/30/09	$ 9.40	$ 9.42	$ 9.39	$ 9.43	$ 9.42
Distribution Information: Twelve Months as of 9/30/10: Income Dividends	$ .34	$ .26	$ .27	$ .36	$ .37
September Income Dividend	$ .0267	$ .0204	$ .0206	$ .0283	$ .0293
SEC 30-day Yield++	2.10%	1.39%	1.44%	2.37%	2.49%
Current Annualized Distribution Rate++	3.35%	2.56%	2.59%	3.55%	3.68%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.26% for Class S shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.44% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Short Investment Grade Debt Funds Category as of 9/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	97	of	250	39
3-Year	132	of	224	59
5-Year	79	of	174	46
Class B 1-Year	150	of	250	60
3-Year	170	of	224	76
Class C 1-Year	147	of	250	59
3-Year	167	of	224	75
5-Year	121	of	174	70
Class S 1-Year	90	of	250	36
3-Year	124	of	224	56
5-Year	73	of	174	42
10-Year	17	of	95	18
Institutional Class 1-Year	85	of	250	34

Prior to November 17, 2004, the Fund had a different investment objective and investment strategy. On February 28, 2005, the Fund's Lipper category changed from the Intermediate Investment Grade Debt Funds Category to the Short Investment Grade Debt Funds Category. Performance and rankings prior to November 17, 2004 should not be considered representative of the present Fund.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2010 to September 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/10	$ 1,019.70	$ 1,015.60	$ 1,015.80	$ 1,020.70	$ 1,021.40
Expenses Paid per $1,000*	$ 4.30	$ 8.24	$ 7.93	$ 3.19	$ 2.53
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/10	$ 1,020.81	$ 1,016.90	$ 1,017.20	$ 1,021.91	$ 1,022.56
Expenses Paid per $1,000*	$ 4.31	$ 8.24	$ 7.94	$ 3.19	$ 2.54
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short Duration Plus Fund	.85%	1.63%	1.57%	.63%	.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Short Duration Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Short Duration Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for a portion of the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation").

Portfolio Management Team

William Chepolis, CFA
Gary Russell, CFA
Eric S. Meyer, CFA
John D. Ryan

Portfolio Managers, Deutsche Investment Management Americas Inc.

Robert Wang
Thomas Picciochi

Portfolio Managers, QS Investors

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The fund's Class A shares produced a total return of 5.29% for the 12 months ended September 30, 2010. The fund's benchmark, the Barclays Capital 1-3 Year Government/Credit Index, produced a total return of 3.26% for the same period.1 The average return for the Lipper Short Investment Grade Debt Funds category for the 12 months was 5.08%.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for complete performance information.)

Incoming data over the fiscal period generally reflected moderate improvement in the economy, in keeping with a recovery that is likely to be less robust than past cycles. After initially ticking upward as the economy emerged from the depths of financial crisis, interest rates declined over the period, supported by the extremely accommodative US Federal Reserve Board (the Fed) policy. For the full 12 months interest rates fell along the entire Treasury yield curve, with the steepest declines occurring on intermediate-term issues.3 To illustrate, the two-year yield went from 0.95% to 0.42%, the five-year from 2.31% to 1.27%, the 10-year from 3.31% to 2.53% and the 30-year from 4.03% to 3.69%. In keeping with a declining rate environment, domestic bonds generally provided positive returns during the fiscal year.

Along the way, a variety of concerns, including continued weak employment and European government finances, led to significant volatility in credit spreads.4 Despite the uncertainties surrounding economic growth in the US and abroad, the overall trend for credit-sensitive sectors was upward for the 12 months as investors sought incremental yield in a low-rate environment. Corporations took advantage of improved liquidity and low interest rates to issue a large volume of bonds. Within corporates, financial issues did especially well as the largest banks were able to return Troubled Asset Relief Program (TARP) funds to the government.5

Positive Contributors to Performance

The fund's overall focus on spread sectors was the principal contributor to performance during the quarter, as investors continued to seek alternatives to historically low yields available from short-term Treasuries.

Among spread sectors, our significant overweighting versus the benchmark of investment-grade corporate issues added the most value.6 In adding to our corporate exposure, we took advantage of attractive new issue concessions to add income generation to the fund.

Within investment-grade corporate bonds, the fund's overweighting of the financial sector helped performance. Financial issues rebounded especially strongly as massive government liquidity programs helped stabilize the sector.

As part of our approach, we seek to enhance total returns by employing a portable alpha strategy.7 This strategy seeks to identify the relative value to be found among global bond and currency markets, then to benefit from disparities through the use of fixed-income futures and currency forward contracts. For the 12 months, the global tactical asset allocation overlay strategy was a positive contributor to performance.

Negative Contributors to Performance

We have maintained overall portfolio duration slightly below that of the benchmark index, meaning that the portfolio had below-market sensitivity to changes in interest rates.8 This positioning constrained returns to a degree in an environment of falling interest rates and rising bond prices.

During the period, non-agency mortgage-backed securities were impacted as rating agencies reassessed the asset class, as well as by banks beginning to be more assertive in marking down valuations of loans within the mortgage pools. While our research-intensive approach and relatively conservative selections among non-agency mortgages helped mitigate the impact, the fund's holdings were not immune to these trends.

We have had a cautious outlook for commercial mortgage-backed securities (CMBS) and would have benefited from more exposure to the sector early in the period as spreads tightened versus Treasuries.9 This sector was one of the hardest hit in 2008 and benefited greatly from administration programs developed to address liquidity of markets.

For much of the fiscal period, in anticipation of an eventual rise in short-term rates, we used futures contracts on two- and five-year Treasuries in order to help maintain an overall duration and interest rate sensitivity that was lower than the benchmark.10 This strategy constrained returns as rates continued to trend down from already historically low levels.

Outlook and Positioning

As of September 30, 2010, the bulk of the portfolio was allocated as follows: 48% to investment-grade corporate bonds, 18% to agency and government-backed securities, 7% to (CMBS), 11% to residential mortgage-backed securities (MBS), 7% to asset-backed securities (ABS) and 6% to leveraged loans and high-yield corporate bonds.11 At year end, the fund's overall duration was 1.60 years versus 1.88 years for the Barclays Capital 1-3 Year Government/Credit Index.

The current economic recovery continues to be less than robust by historical standards, with employment lagging and consumer demand for homes and autos tepid. We expect the Fed to maintain its zero interest rate policy for the foreseeable future, as it has signaled that it is more concerned with deflation and excess capacity than inflation.

Despite tighter spreads and the likelihood of ongoing volatility as the need to deleverage plays out across the global economy, we see the current environment as continuing to favor a continued focus on sectors that trade at a yield spread versus Treasuries.

Given the recent strong performance of corporate bonds, we are looking for opportunities to strengthen the fund's diversification by adding to other credit-oriented sectors upon spread widening, including MBS, CMBS and ABS. Within CMBS, we will be watching conditions closely to assess the ability of borrowers to roll over debt incurred in times of easier credit availability. Of course, diversification neither assures a profit nor guarantees against loss.

1 The Barclays Capital 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Short Investment Grade Debt Funds category. For the 1- and 5-year periods, this category's average was 5.13% (250 funds) and 2.57% (174 funds), respectively, as of 9/30/10. It is not possible to invest directly into a category or any index.
3 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
4 "Spread" refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.
5 Troubled Asset Relief Program — TARP is a government program created for the establishment and management of a Treasury fund, in an attempt to curb the ongoing financial crisis of 2007-2008.
6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
7 The portable alpha strategy is designed to add value by taking advantage of short-term mispricings in the global equity, bond and currency markets. The portable alpha strategy may use instruments including but not limited to futures, options and currency forwards.
8 Duration is a measure of a fund's sensitivity to interest rate changes, i.e., the longer a fund's duration, the more sensitive it is to changes in interest rates.
9 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property.
10 A futures contract gives the holder the right to purchase the underlying security at a specific price on a specific date in the future.
11 Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt. Asset-backed securities (ABS) are secured by assets.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/10	9/30/09

Corporate Bonds	48%	37%
Government & Agency Obligations	18%	27%
Collateralized Mortgage Obligations	8%	8%
Commercial Mortgage-Backed Securities	7%	10%
Asset Backed	7%	6%
Loan Participations and Assignments	6%	5%
Cash Equivalents	3%	4%
Mortgage-Backed Securities Pass-Throughs	3%	3%
	100%	100%
Quality (Excluding Securities Lending Collateral and Cash Equivalents)	9/30/10	9/30/09

US Government & Treasury Obligations	13%	19%
AAA	22%	27%
AA	13%	10%
A	17%	15%
BBB	24%	21%
BB	5%	4%
B	2%	1%
CCC	1%	1%
Not Rated	3%	2%
	100%	100%
Interest Rate Sensitivity	9/30/10	9/30/09

Effective Maturity	3.1 years	3.0 years
Effective Duration	1.6 years	1.8 years

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is the measurable change in the value of a security in response to a change in interest rates.

Asset Allocation, Quality and Interest Rate Sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of September 30, 2010

	Principal Amount ($)	Value ($)

Corporate Bonds 47.0%
Consumer Discretionary 4.0%
AMC Entertainment, Inc., 8.0%, 3/1/2014	54,000	54,473
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	35,000	34,125
8.0%, 3/15/2014	20,000	20,200
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	110,000	113,300
AutoZone, Inc., 5.75%, 1/15/2015	6,660,000	7,552,939
Avis Budget Car Rental LLC, 2.876%***, 5/15/2014	2,250,000	2,058,750
Cablevision Systems Corp., 7.75%, 4/15/2018	850,000	898,875
Comcast Corp., 4.95%, 6/15/2016	9,400,000	10,479,120
DirecTV Holdings LLC:
3.55%, 3/15/2015	4,140,000	4,297,498
4.75%, 10/1/2014	5,570,000	6,083,487
7.625%, 5/15/2016	140,000	156,100
Discovery Communications LLC, 3.7%, 6/1/2015	4,470,000	4,736,577
DISH DBS Corp.:
6.625%, 10/1/2014	909,000	949,905
7.125%, 2/1/2016	50,000	52,563
Fortune Brands, Inc., 6.375%, 6/15/2014	8,075,000	9,161,733
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	50,000	50,813
Hertz Corp., 8.875%, 1/1/2014	90,000	92,363
Hyundai Motor Manufacturing Czech sro, 144A, 4.5%, 4/15/2015 (a)	4,690,000	4,843,668
JC Penney Corp., Inc., 9.0%, 8/1/2012	4,000,000	4,410,000
Macy's Retail Holdings, Inc., 6.625%, 4/1/2011	4,700,000	4,829,250
NBC Universal, Inc.:
144A, 2.875%, 4/1/2016 (b)	14,000,000	14,002,814
144A, 3.65%, 4/30/2015	14,000,000	14,777,784
Norcraft Holdings LP, 9.75%, 9/1/2012	5,000	4,688
Penske Automotive Group, Inc., 7.75%, 12/15/2016	105,000	102,506
TCM Sub LLC, 144A, 3.55%, 1/15/2015	7,210,000	7,521,991
Time Warner Cable, Inc.:
3.5%, 2/1/2015	2,800,000	2,938,958
6.2%, 7/1/2013	4,445,000	5,007,515
Viacom, Inc., 4.375%, 9/15/2014	4,210,000	4,569,538
Videotron Ltd., 9.125%, 4/15/2018	15,000	16,875
Wyndham Worldwide Corp., 6.0%, 12/1/2016	4,680,000	4,882,288
		114,700,696
Consumer Staples 1.2%
Anheuser-Busch InBev Worldwide, Inc., 144A, 5.375%, 11/15/2014	9,230,000	10,360,195
Constellation Brands, Inc., 7.25%, 5/15/2017	850,000	906,312
Del Monte Corp., 7.5%, 10/15/2019	850,000	916,937
Dr. Pepper Snapple Group, Inc., 6.12%, 5/1/2013	1,400,000	1,567,226
H.J. Heinz Co., 5.35%, 7/15/2013	5,840,000	6,450,391
Reynolds American, Inc., 0.992%***, 6/15/2011	5,000,000	5,005,590
Smithfield Foods, Inc., 7.75%, 7/1/2017	50,000	50,688
Wm. Wrigley Jr. Co., 144A, 3.7%, 6/30/2014	7,215,000	7,471,306
		32,728,645
Energy 3.2%
Anadarko Petroleum Corp., 5.95%, 9/15/2016 (a)	8,200,000	8,953,818
Atlas Energy Operating Co., LLC, 10.75%, 2/1/2018	100,000	110,750
Bristow Group, Inc., 7.5%, 9/15/2017	65,000	66,625
Canadian Natural Resources Ltd., 5.15%, 2/1/2013	7,435,000	8,043,384
Cenovus Energy, Inc., 4.5%, 9/15/2014 (a)	3,900,000	4,293,389
Chaparral Energy, Inc., 8.5%, 12/1/2015	10,000	9,725
Chesapeake Energy Corp., 7.25%, 12/15/2018	45,000	48,487
Devon Energy Corp., 5.625%, 1/15/2014	4,600,000	5,167,249
El Paso Corp.:
7.25%, 6/1/2018	35,000	37,724
9.625%, 5/15/2012	50,000	53,601
Enterprise Products Operating LLC:
4.6%, 8/1/2012	5,770,000	6,076,629
Series G, 5.6%, 10/15/2014	3,940,000	4,448,749
Series M, 5.65%, 4/1/2013	1,175,000	1,282,201
Hess Corp., 7.0%, 2/15/2014	2,100,000	2,457,435
Husky Energy, Inc., 5.9%, 6/15/2014	4,030,000	4,483,822
KCS Energy, Inc., 7.125%, 4/1/2012	195,000	195,487
Kinder Morgan Energy Partners LP:
5.625%, 2/15/2015	3,680,000	4,124,743
6.75%, 3/15/2011	2,800,000	2,870,650
Marathon Oil Corp., 6.5%, 2/15/2014	3,080,000	3,536,789
Mariner Energy, Inc.:
7.5%, 4/15/2013	55,000	56,994
8.0%, 5/15/2017	75,000	82,500
Newfield Exploration Co., 7.125%, 5/15/2018	90,000	96,075
Noble Holding International Ltd., 3.45%, 8/1/2015	4,700,000	4,897,846
OPTI Canada, Inc.:
7.875%, 12/15/2014	75,000	56,437
8.25%, 12/15/2014	45,000	34,200
Petrohawk Energy Corp., 7.875%, 6/1/2015	35,000	36,663
Plains All American Pipeline LP:
3.95%, 9/15/2015	3,200,000	3,356,704
4.25%, 9/1/2012	4,805,000	5,011,673
Plains Exploration & Production Co.:
7.0%, 3/15/2017	50,000	51,250
7.625%, 6/1/2018	95,000	99,750
Regency Energy Partners LP, 8.375%, 12/15/2013	65,000	67,762
Southwestern Energy Co., 7.5%, 2/1/2018	75,000	84,750
Stone Energy Corp., 6.75%, 12/15/2014	35,000	32,200
Transocean, Inc., 4.95%, 11/15/2015	7,820,000	8,131,783
Valero Energy Corp., 4.5%, 2/1/2015	7,030,000	7,514,149
Western Refining, Inc., 144A, 10.75%***, 6/15/2014	1,000,000	950,000
Williams Partners LP, 3.8%, 2/15/2015	2,800,000	2,946,250
		89,768,243
Financials 26.8%
Abbey National Treasury Services PLC, 144A, 3.875%, 11/10/2014	3,705,000	3,792,071
AEGON NV, 4.625%, 12/1/2015	9,380,000	9,967,760
Ally Financial, Inc., 6.875%, 9/15/2011	264,000	272,250
American Express Bank FSB, 5.55%, 10/17/2012	8,000,000	8,619,312
American Express Credit Corp., Series D, 5.125%, 8/25/2014	6,460,000	7,156,046
American General Finance Corp., Series J, 5.9%, 9/15/2012 (a)	7,000,000	6,685,000
American Honda Finance Corp., 144A, 3.5%, 3/16/2015	3,355,000	3,522,867
American International Group, Inc., 9.0%***, 12/14/2022	6,000,000	5,985,600
Anglo American Capital PLC:
144A, 2.15%, 9/27/2013	5,910,000	5,952,907
144A, 9.375%, 4/8/2014	4,690,000	5,774,225
ANZ National (Int'l) Ltd., 144A, 3.125%, 8/10/2015	7,845,000	7,942,913
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015	57,200	28,600
Bank Nederlandse Gemeenten NV, 144A, 1.75%, 10/6/2015 (b)	9,380,000	9,320,531
Bank of Montreal, Series CB2, 144A, 2.85%, 6/9/2015	12,000,000	12,630,576
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/2012	4,688,000	5,084,488
Barclays Bank PLC:
144A, 2.5%, 9/21/2015	8,360,000	8,403,531
Series 1, 5.0%, 9/22/2016	9,750,000	10,667,748
BB&T Corp., 6.5%, 8/1/2011	8,000,000	8,366,624
BNP Paribas, 144A, 4.8%, 6/24/2015	9,300,000	10,004,847
BP Capital Markets PLC, 3.125%, 10/1/2015	10,000,000	10,052,530
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**	30,000	7,800
Canadian Imperial Bank of Commerce, 144A, 2.6%, 7/2/2015	6,170,000	6,419,854
Capital One Financial Corp., 7.375%, 5/23/2014	6,460,000	7,541,094
Caterpillar Financial Services Corp., Series F, 4.85%, 12/7/2012	4,000,000	4,337,832
Citigroup, Inc., 4.75%, 5/19/2015	10,000,000	10,520,930
CME Group, Inc., 5.75%, 2/15/2014	4,000,000	4,537,776
CNA Financial Corp., 6.5%, 8/15/2016	8,460,000	9,184,810
Commonwealth Bank of Australia, 144A, 5.0%, 11/6/2012	5,000,000	5,369,285
Countrywide Financial Corp., 5.8%, 6/7/2012	7,000,000	7,436,058
Credit Agricole SA, 144A, 3.5%, 4/13/2015	18,353,000	18,928,954
Credit Suisse New York, 5.5%, 5/1/2014	9,410,000	10,540,856
Daimler Finance North America LLC, 6.5%, 11/15/2013 (a)	10,000,000	11,438,270
Depfa ACS Bank, 144A, 9.118%***, 10/6/2023	15,000,000	13,704,000
Deutsche Telekom International Finance BV, 4.875%, 7/8/2014	9,230,000	10,148,237
Duke Realty LP, (REIT), 7.375%, 2/15/2015	1,690,000	1,926,825
Encana Holdings Finance Corp., 5.8%, 5/1/2014	6,238,000	7,079,600
Erac USA Finance Co., 144A, 2.75%, 7/1/2013	4,690,000	4,791,313
Export-Import Bank of Korea, 4.125%, 9/9/2015 (a)	9,500,000	9,978,458
Ford Motor Credit Co., LLC, 7.25%, 10/25/2011	249,000	261,383
General Electric Capital Corp.:
3.5%, 6/29/2015	6,500,000	6,800,508
Series A, 3.75%, 11/14/2014 (a)	8,205,000	8,688,701
5.0%, 5/15/2016	7,600,000	8,108,326
Hartford Financial Services Group, Inc., 4.0%, 3/30/2015	6,560,000	6,711,779
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014	6,280,000	7,064,705
Host Hotels & Resorts LP, (REIT), 6.875%, 11/1/2014	6,000,000	6,195,000
HSBC Finance Corp., 5.9%, 6/19/2012	12,000,000	12,753,828
Hyundai Capital Services, Inc., 144A, 6.0%, 5/5/2015	7,500,000	8,185,493
Iberdrola Finance Ireland Ltd., 144A, 3.8%, 9/11/2014	3,840,000	3,944,920
John Deere Capital Corp., Series D, 4.5%, 4/3/2013	7,000,000	7,565,348
JPMorgan Chase & Co., 4.65%, 6/1/2014	13,850,000	15,160,168
KeyCorp, Series H, 6.5%, 5/14/2013	15,505,000	16,992,565
Lincoln National Corp.:
4.3%, 6/15/2015	4,665,000	4,945,828
6.2%, 12/15/2011	9,727,000	10,297,352
Lloyds TSB Bank PLC, 144A, 4.375%, 1/12/2015	10,105,000	10,348,722
Manulife Financial Corp., 3.4%, 9/17/2015	14,000,000	14,133,476
Merrill Lynch & Co., Inc., Series B, 5.3%, 9/30/2015	9,400,000	10,030,759
Morgan Stanley:
Series F, 5.625%, 1/9/2012	6,850,000	7,213,694
6.0%, 5/13/2014	3,750,000	4,116,938
National Agricultural Cooperative Federation, 144A, 4.25%, 1/28/2016	4,265,000	4,390,110
National Australia Bank Ltd., 144A, 2.5%, 1/8/2013	7,600,000	7,773,508
New York Life Global Funding, 144A, 3.0%, 5/4/2015	4,520,000	4,714,188
Nomura Holdings, Inc., 5.0%, 3/4/2015	2,440,000	2,635,351
Nordea Bank AB, 144A, 1.75%, 10/4/2013 (b)	13,705,000	13,701,807
Nordic Investment Bank, 1.625%, 1/28/2013 (a)	7,000,000	7,137,298
Northern Trust Corp., 4.625%, 5/1/2014	2,770,000	3,071,609
Novartis Capital Corp., 4.125%, 2/10/2014	4,395,000	4,799,265
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	100,000	96,750
PC Financial Partnership, 5.0%, 11/15/2014	9,200,000	10,082,869
Pricoa Global Funding I, 144A, 5.45%, 6/11/2014	5,325,000	5,937,476
Principal Financial Group, Inc., 7.875%, 5/15/2014	9,230,000	10,935,233
Prudential Financial, Inc.:
Series D, 3.625%, 9/17/2012	2,800,000	2,909,788
6.2%, 1/15/2015	2,770,000	3,119,953
Rabobank Nederland NV:
144A, 3.2%, 3/11/2015	5,600,000	5,845,633
144A, 4.2%, 5/13/2014	9,230,000	9,833,919
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	19,000	19,760
Rio Tinto Finance (USA) Ltd.:
5.875%, 7/15/2013	3,000,000	3,343,707
8.95%, 5/1/2014	5,680,000	7,012,801
Royal Bank of Scotland PLC:
144A, 4.875%, 8/25/2014	11,630,000	12,337,918
4.875%, 3/16/2015	15,600,000	16,412,308
Santander US Debt SA Unipersonal:
144A, 2.485%, 1/18/2013	11,530,000	11,490,879
144A, 3.724%, 1/20/2015	15,600,000	15,826,481
Simon Property Group LP, (REIT), 4.2%, 2/1/2015	905,000	971,091
Societe Generale, 144A, 3.1%, 9/14/2015	11,765,000	11,841,684
Sprint Capital Corp.:
7.625%, 1/30/2011	45,000	45,731
8.375%, 3/15/2012	20,000	21,400
Standard Chartered PLC, 144A, 3.85%, 4/27/2015	2,040,000	2,127,802
Svenska Handelsbanken AB, 144A, 2.875%, 9/14/2012	13,850,000	14,249,586
Telecom Italia Capital SA:
5.25%, 11/15/2013	4,600,000	4,942,226
6.175%, 6/18/2014	6,150,000	6,782,159
Textron Financial Corp., 5.4%, 4/28/2013	9,680,000	10,163,913
The Goldman Sachs Group, Inc.:
3.7%, 8/1/2015 (a)	2,795,000	2,859,595
5.125%, 1/15/2015	5,620,000	6,083,987
6.0%, 5/1/2014	2,825,000	3,151,720
Toronto-Dominion Bank, 144A, 2.2%, 7/29/2015	7,080,000	7,174,950
Tyco International Finance SA, 4.125%, 10/15/2014	2,260,000	2,459,859
UBS AG:
2.75%, 1/8/2013	8,225,000	8,355,202
5.7%***, 2/4/2019	12,500,000	12,493,750
Verizon Wireless Capital LLC, 3.75%, 5/20/2011	4,620,000	4,711,652
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018	850,000	896,750
Wells Fargo & Co.:
3.625%, 4/15/2015 (a)	4,730,000	5,015,493
Series I, 3.75%, 10/1/2014	4,680,000	4,959,096
Westpac Banking Corp.:
2.25%, 11/19/2012 (a)	14,000,000	14,270,312
3.0%, 8/4/2015	9,375,000	9,575,259
Woori Bank, 144A, 4.5%, 10/7/2015 (a)	12,055,000	12,488,076
		762,711,775
Health Care 2.2%
Boston Scientific Corp., 6.0%, 1/15/2020	850,000	906,558
CareFusion Corp., 4.125%, 8/1/2012	1,320,000	1,381,127
Community Health Systems, Inc., 8.875%, 7/15/2015	1,030,000	1,094,375
Eli Lilly & Co., 3.55%, 3/6/2012	4,750,000	4,936,072
Express Scripts, Inc.:
5.25%, 6/15/2012	4,530,000	4,836,011
6.25%, 6/15/2014	1,835,000	2,106,769
Genzyme Corp., 144A, 3.625%, 6/15/2015	4,690,000	4,973,510
HCA, Inc.:
7.25%, 9/15/2020	850,000	909,500
9.125%, 11/15/2014	45,000	47,419
9.25%, 11/15/2016	270,000	292,275
9.625%, 11/15/2016 (PIK)	105,000	113,925
Life Technologies Corp.:
3.375%, 3/1/2013	7,050,000	7,253,251
4.4%, 3/1/2015	2,315,000	2,469,443
McKesson Corp., 6.5%, 2/15/2014	1,680,000	1,927,383
Medtronic, Inc., 4.5%, 3/15/2014	4,020,000	4,443,817
Pfizer, Inc., 4.45%, 3/15/2012	8,000,000	8,421,064
The Cooper Companies, Inc., 7.125%, 2/15/2015	70,000	70,700
Watson Pharmaceuticals, Inc., 5.0%, 8/15/2014	4,610,000	5,022,378
WellPoint, Inc., 5.0%, 1/15/2011	3,226,000	3,263,602
Wyeth, 5.5%, 2/1/2014	7,380,000	8,375,186
		62,844,365
Industrials 1.5%
3M Co., 4.65%, 12/15/2012	6,460,000	7,026,600
Actuant Corp., 6.875%, 6/15/2017	30,000	30,600
ARAMARK Corp., 8.5%, 2/1/2015	20,000	20,800
BAE Systems Holdings, Inc., 144A, 4.95%, 6/1/2014	4,615,000	5,092,740
BE Aerospace, Inc., 8.5%, 7/1/2018	95,000	103,550
Belden, Inc., 7.0%, 3/15/2017	35,000	35,087
Burlington Northern Santa Fe LLC, 7.0%, 2/1/2014	10,600,000	12,404,608
Cenveo Corp., 144A, 10.5%, 8/15/2016	50,000	51,125
Corrections Corp. of America, 7.75%, 6/1/2017	850,000	913,750
Esco Corp., 144A, 4.167%***, 12/15/2013	260,000	237,900
FedEx Corp., 7.375%, 1/15/2014	2,000,000	2,356,256
Ingersoll-Rand Global Holding Co., Ltd., 9.5%, 4/15/2014	1,930,000	2,388,057
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	44,000	42,240
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/2014	55,000	56,925
Mobile Mini, Inc., 9.75%, 8/1/2014	55,000	57,475
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	50,000	51,000
Textron, Inc., 6.2%, 3/15/2015	4,620,000	5,138,521
Titan International, Inc., 8.0%, 1/15/2012	140,000	150,500
TransDigm, Inc., 7.75%, 7/15/2014	30,000	30,338
United Parcel Service, Inc., 4.5%, 1/15/2013	4,710,000	5,096,813
		41,284,885
Information Technology 0.9%
Agilent Technologies, Inc.:
2.5%, 7/15/2013	2,435,000	2,484,094
5.5%, 9/14/2015	2,800,000	3,147,959
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	48,000	34,920
Cisco Systems, Inc., 5.25%, 2/22/2011	7,000,000	7,127,750
L-3 Communications Corp., Series B, 6.375%, 10/15/2015	1,060,000	1,093,125
MasTec, Inc., 7.625%, 2/1/2017	55,000	54,862
Oracle Corp., 3.75%, 7/8/2014	6,120,000	6,669,607
Sanmina-SCI Corp., 144A, 3.042%***, 6/15/2014	1,500,000	1,413,750
Vangent, Inc., 9.625%, 2/15/2015	35,000	32,069
Xerox Corp., 5.65%, 5/15/2013	2,830,000	3,099,942
		25,158,078
Materials 2.1%
Airgas, Inc.:
2.85%, 10/1/2013	5,630,000	5,748,247
3.25%, 10/1/2015	5,630,000	5,634,949
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015	25,000	18,500
ArcelorMittal, 9.0%, 2/15/2015 (a)	10,000,000	12,067,820
Ball Corp., 6.75%, 9/15/2020	850,000	901,000
Bemis Co., Inc., 5.65%, 8/1/2014	1,900,000	2,147,505
Berry Plastics Corp., 5.276%***, 2/15/2015	2,855,000	2,690,837
Clondalkin Acquisition BV, 144A, 2.292%***, 12/15/2013	75,000	67,875
CPG International I, Inc., 10.5%, 7/1/2013	90,000	90,900
Crown Americas LLC, 7.625%, 5/15/2017	850,000	918,000
Dow Chemical Co.:
4.85%, 8/15/2012	3,000,000	3,175,035
5.9%, 2/15/2015 (a)	9,370,000	10,448,309
Exopack Holding Corp., 11.25%, 2/1/2014	115,000	117,588
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/2015	9,380,000	10,036,600
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)	63,145	55,568
10.0%, 3/31/2015	62,080	54,630
Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017	885,000	936,994
Hexcel Corp., 6.75%, 2/1/2015	280,000	280,700
Lyondell Chemical Co., 11.0%, 5/1/2018	536,025	592,978
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	25,000	22,313
NewMarket Corp., 7.125%, 12/15/2016	80,000	79,200
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016	850,000	914,812
Steel Dynamics, Inc., 144A, 7.625%, 3/15/2020	850,000	881,875
Teck Resources Ltd., 9.75%, 5/15/2014	1,568,000	1,933,215
United States Steel Corp., 7.0%, 2/1/2018	850,000	867,000
		60,682,450
Telecommunication Services 2.3%
America Movil SAB de CV, 3.625%, 3/30/2015	4,480,000	4,666,104
American Tower Corp., 4.625%, 4/1/2015	5,530,000	5,897,574
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017	2,810,000	3,105,050
Crown Castle Towers LLC:
144A, 3.214%, 8/15/2015	5,440,000	5,503,229
144A, 4.523%, 1/15/2015	1,250,000	1,320,814
France Telecom SA, 4.375%, 7/8/2014	11,090,000	12,226,315
Frontier Communications Corp., 8.125%, 10/1/2018	850,000	928,625
Intelsat Corp., 9.25%, 6/15/2016	245,000	261,231
iPCS, Inc., 2.591%***, 5/1/2013	30,000	28,500
Millicom International Cellular SA, 10.0%, 12/1/2013	190,000	195,462
Qwest Corp.:
7.5%, 10/1/2014	12,000,000	13,560,000
7.875%, 9/1/2011	130,000	137,637
Telefonica Emisiones SAU:
5.984%, 6/20/2011	3,000,000	3,111,468
6.421%, 6/20/2016	12,380,000	14,510,214
Windstream Corp.:
7.0%, 3/15/2019	60,000	58,800
8.625%, 8/1/2016	20,000	21,150
		65,532,173
Utilities 2.8%
AES Corp.:
8.0%, 6/1/2020	40,000	43,400
144A, 8.75%, 5/15/2013	143,000	145,145
Ameren Corp., 8.875%, 5/15/2014	2,468,000	2,859,020
Appalachian Power Co., Series S, 3.4%, 5/24/2015	4,690,000	4,937,318
Baltimore Gas & Electric Co., 6.125%, 7/1/2013	6,335,000	7,093,097
Consolidated Edison Co. of New York, 5.55%, 4/1/2014	7,020,000	7,955,478
Consumers Energy Co., Series J, 6.0%, 2/15/2014	3,270,000	3,703,648
DTE Energy Co., 7.625%, 5/15/2014	3,460,000	4,113,760
Duke Energy Corp., 6.3%, 2/1/2014	4,890,000	5,586,688
FirstEnergy Solutions Corp., 4.8%, 2/15/2015	4,720,000	5,073,320
Florida Power Corp., 4.8%, 3/1/2013	8,900,000	9,604,871
Kinder Morgan, Inc., 6.5%, 9/1/2012	105,000	111,169
Korea Electric Power Corp., 144A, 3.0%, 10/5/2015 (b)	9,000,000	8,996,850
Korea Hydro & Nuclear Power Co., Ltd., 144A, 3.125%, 9/16/2015	3,185,000	3,181,777
MidAmerican Energy Holdings Co., 3.15%, 7/15/2012	5,450,000	5,634,946
Mirant Americas Generation LLC, 8.3%, 5/1/2011	30,000	30,787
Mirant North America LLC, 7.375%, 12/31/2013	50,000	51,500
NRG Energy, Inc.:
7.25%, 2/1/2014	115,000	118,019
7.375%, 2/1/2016	110,000	113,162
7.375%, 1/15/2017	100,000	102,500
NV Energy, Inc.:
6.75%, 8/15/2017	15,000	15,439
8.625%, 3/15/2014	33,000	33,949
Oncor Electric Delivery Co., 6.375%, 5/1/2012	4,620,000	5,031,961
Sempra Energy, 8.9%, 11/15/2013	5,000,000	6,012,220
		80,550,024
Total Corporate Bonds (Cost $1,263,890,566)		1,335,961,334

Mortgage-Backed Securities Pass-Throughs 2.5%
Federal Home Loan Mortgage Corp.:
4.5%, 4/1/2023 (a)	5,759,299	6,078,536
4.572%***, 6/1/2031 (a)	6,885,698	7,136,027
Federal National Mortgage Association:
4.5%, 4/1/2023 (a)	8,582,631	9,053,000
5.0%, 9/1/2023 (a)	6,317,183	6,758,645
6.0%, 8/1/2021	2,633,068	2,850,501
Government National Mortgage Association:
5.5%, 11/20/2038	3,874,090	4,053,267
6.0%, with various maturities from 1/15/2022 until 11/20/2038	8,762,567	9,423,503
6.5%, with various maturities from 8/20/2038 until 2/20/2040	13,020,819	14,012,806
7.0%, with various maturities from 7/20/2037 until 1/20/2039 (a)	9,760,516	10,640,514
9.5%, with various maturities from 12/15/2016 until 7/15/2020	1,621	1,844
Total Mortgage-Backed Securities Pass-Throughs (Cost $68,675,467)		70,008,643

Asset-Backed 7.1%
Automobile Receivables 2.7%
AmeriCredit Automobile Receivables Trust, "A2", Series 2010-B, 1.18%, 2/6/2014	3,750,000	3,765,355
AmeriCredit Prime Automobile Receivable:
"A4A", Series 2007-2M, 5.35%, 3/8/2016	10,491,000	11,083,352
"C", Series 2007-1, 5.43%, 2/10/2014	2,680,000	2,755,293
"D", Series 2007-1, 5.62%, 9/8/2014	1,738,000	1,744,381
Carmax Auto Owner Trust, "A3", Series 2010-1, 1.56%, 7/15/2014	3,716,000	3,758,485
Chrysler Financial Auto Securitization Trust, "B", Series 2009-B, 2.94%, 6/8/2013	2,340,000	2,346,744
CPS Auto Trust, "A4", Series 2007-B, 144A, 5.6%, 1/15/2014	15,055,878	15,522,140
Ford Credit Auto Owner Trust:
"A2", Series 2009-B, 2.1%, 11/15/2011	176,131	176,257
"A3A", Series 2007-B, 5.15%, 11/15/2011	407,093	410,051
"B", Series 2007-A, 5.6%, 10/15/2012	5,000,000	5,263,881
"B", Series 2007-B, 5.69%, 11/15/2012	1,264,000	1,331,078
Nissan Auto Receivables Owner Trust, "A3", Series 2008-B, 4.46%, 4/16/2012	1,210,233	1,225,260
Santander Drive Auto Receivables Trust, "A2", Series 2010-2, 0.95%, 8/15/2013	7,504,000	7,503,728
Triad Auto Receivables Owner Trust, "A4B", Series 2007-B, 1.457%***, 7/14/2014	9,000,000	8,972,613
USAA Auto Owner Trust, "A2", Series 2009-2, 0.74%, 3/15/2012	3,408,916	3,410,418
Wachovia Auto Loan Owner Trust:
"D", Series 2006-1, 144A, 5.42%, 4/21/2014	7,500,000	7,560,355
"D", Series 2006-2A, 144A, 5.54%, 12/20/2012	1,500,000	1,523,683
World Omni Auto Receivables Trust, "A3A", Series 2007-B, 5.28%, 1/17/2012	68,328	68,465
		78,421,539
Credit Card Receivables 2.7%
Capital One Multi-Asset Execution Trust:
"C2", Series 2007-C2, 0.557%***, 11/17/2014	4,700,000	4,596,623
"A8", Series 2007-A8, 0.592%***, 10/15/2015	5,000,000	4,989,637
"A2", Series 2009-A2, 3.2%, 4/15/2014	9,230,000	9,401,407
"A5", Series 2008-A5, 4.85%, 2/18/2014	5,000,000	5,116,411
Chase Issuance Trust, "C4", Series 2006-C4, 0.547%***, 1/15/2014	10,000,000	9,919,565
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.357%***, 5/16/2016	14,380,000	14,543,454
Discover Card Master Trust, "A2", Series 2007-A2, 0.632%***, 6/15/2015	13,500,000	13,488,023
GE Capital Credit Card Master Note Trust, "A", Series 2010-3, 2.21%, 6/15/2016	15,000,000	15,367,975
		77,423,095
Home Equity Loans 1.1%
Ameriquest Mortgage Securities, Inc., "A6", Series 2003-5, 4.541%, 4/25/2033	1,185,142	1,067,345
C-Bass CBO Resecuritization, "D2", 7.25%, 6/1/2032	1,593,138	191,177
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	3,655,138	2,947,745
Credit-Based Asset Servicing and Securitization LLC, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	3,887,499	2,770,523
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 8.02%, 3/20/2031	96,492	88,042
GMAC Mortgage Corp. Loan Trust:
"A5", Series 2003-HE2, 4.59%, 4/25/2033	1,978,429	1,756,554
"A2", Series 2006-HE3, 5.75%***, 10/25/2036	1,843,341	1,065,220
IMC Home Equity Loan Trust, "A8", Series 1998-3, 6.34%***, 8/20/2029	87,082	85,882
IndyMac NIM Trust SPMD, "NOTE", Series 2007-B, 144A, 0.356%***, 6/25/2012	5,699,318	4,825,613
Option One Mortgage Securities Corp.:
"NOTE", Series 2007-CP1, 144A, 0.356%***, 2/25/2012	2,160,214	1,881,547
"NOTE", Series 2007-3A, 144A, 0.356%***, 4/25/2012	3,576,621	3,072,317
PennyMac Loan Trust, "A", Series 2010-NPL1, 144A, 4.25%***, 5/25/2050	8,972,231	8,949,800
Structured Asset Securities Corp., "1A2B", Series 2005-7XS, 5.27%, 4/25/2035	2,098,035	1,970,286
		30,672,051
Manufactured Housing Receivables 0.1%
Lehman ABS Manufactured Housing Contracts, "A6", Series 2001-B, 6.467%, 8/15/2028	1,518,194	1,576,565
Vanderbilt Mortgage Finance, "A4", Series 2000-D, 7.715%, 7/7/2027	512,265	524,796
		2,101,361
Miscellaneous 0.5%
CenterPoint Energy Transition Bond Co., LLC, "A1", Series 2009-1, 1.833%, 2/15/2016	4,859,992	4,991,017
Detroit Edison Securitization Funding LLC, "A4", Series 2001-1, 6.19%, 3/1/2013	1,872,866	1,918,296
E-Trade RV and Marine Trust, "A3", Series 2004-1, 3.62%, 10/8/2018	1,430,099	1,433,863
SLM Student Loan Trust, "A6", Series 2004-1, 144A, 1.248%***, 7/25/2039	5,500,000	4,993,291
		13,336,467
Total Asset-Backed (Cost $204,845,273)		201,954,513

Commercial Mortgage-Backed Securities 7.3%
Banc of America Commercial Mortgage, Inc.:
"A2", Series 2005-3, 4.501%, 7/10/2043	7,445,107	7,567,115
"A1", Series 2008-1, 5.268%, 2/10/2051	5,547,392	5,656,829
Bear Stearns Commercial Mortgage Securities, Inc.:
"A1", Series 2007-PW17, 5.282%, 6/11/2050	2,647,103	2,701,042
"A4", Series 2005-PW10, 5.405%, 12/11/2040	9,000,000	9,775,959
"A2", Series 2001-TOP2, 6.48%, 2/15/2035	7,354,914	7,456,929
Citigroup Commercial Mortgage Trust, "A1", Series 2007-C6, 5.622%, 12/10/2049	7,986,986	8,114,478
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A2B", Series 2007-CD4, 5.205%, 12/11/2049	12,000,000	12,513,293
Credit Suisse Mortgage Capital Certificates, "A1", Series 2007-C4, 5.54%, 9/15/2039	414,063	414,127
CS First Boston Mortgage Securities Corp.:
"A6", Series 2004-C4, 4.691%, 10/15/2039	9,380,000	9,991,649
"A3", Series 2002-CKN2, 6.133%, 4/15/2037	11,150,000	11,730,994
"A4", Series 2001-CP4, 6.18%, 12/15/2035	6,839,021	6,972,913
"A4", Series 2001-CF2, 6.505%, 2/15/2034	2,648,597	2,653,731
GE Capital Commercial Mortgage Corp., "A4", Series 2004-C3, 5.189%, 7/10/2039	8,400,000	9,087,915
GMAC Commercial Mortgage Securities, Inc., "A2", Series 2001-C1, 6.465%, 4/15/2034	4,635,030	4,681,135
Greenwich Capital Commercial Funding Corp.:
"A3", Series 2005-GG3, 4.569%, 8/10/2042	8,989,000	9,249,248
"A2", Series 2005-GG5, 5.117%, 4/10/2037	9,946,019	10,058,418
"A2", Series 2007-GG9, 5.381%, 3/10/2039	7,778,797	8,060,561
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2004-CB8, 3.837%, 1/12/2039	598,458	600,204
"A2", Series 2005-LDP2, 4.575%, 7/15/2042	2,026,753	2,030,100
"A1", Series 2007-C1, 4.98%, 2/15/2051	6,306,346	6,452,246
"A2", Series 2004-CB9, 5.108%, 6/12/2041	6,960,426	7,092,867
"A4", Series 2006-LDP7, 6.062%***, 4/15/2045	9,380,000	10,398,638
LB-UBS Commercial Mortgage Trust:
"A3", Series 2004-C2, 3.973%, 3/15/2029	1,500,000	1,536,876
"A2", Series 2005-C1, 4.31%, 2/15/2030	1,554,660	1,559,766
"A2", Series 2005-C3, 4.553%, 7/15/2030	5,430,619	5,443,216
"A3", Series 2004-C4, 5.287%***, 6/15/2029	10,000,000	10,470,991
Morgan Stanley Capital I, "A1", Series 2007-IQ16, 5.32%, 12/12/2049	6,482,151	6,687,006
Morgan Stanley Dean Witter Capital I, "A4", Series 2001-TOP1, 6.66%, 2/15/2033	2,248,867	2,260,475
TIAA Seasoned Commercial Mortgage Trust, "A1", Series 2007-C4, 5.64%***, 8/15/2039	3,520,135	3,610,831
Wachovia Bank Commercial Mortgage Trust:
"A2", Series 2005-C17, 4.782%, 3/15/2042	3,300,568	3,305,446
"A4", Series 2005-C22, 5.437%***, 12/15/2044	9,380,000	10,251,794
"A2", Series 2007-C32, 5.928%***, 6/15/2049	10,000,000	10,408,646
Total Commercial Mortgage-Backed Securities (Cost $203,897,663)		208,795,438

Collateralized Mortgage Obligations 7.8%
Banc of America Funding Corp., "1A7", Series 2005-1, 5.5%, 2/25/2035	7,238,725	7,406,917
Banc of America Mortgage Securities, Inc.:
"1A3", Series 2002-K, 2.941%***, 10/20/2032	147,717	150,370
"2A8", Series 2003-J, 3.605%***, 11/25/2033	2,238,318	2,115,000
"1A1O", Series 2005-4, 5.25%, 5/25/2035	1,059,361	1,082,698
"A15", Series 2006-2, 6.0%, 7/25/2046	3,004,942	2,917,005
Citicorp Mortgage Securities, Inc.:
"3A1", Series 2005-1, 5.25%, 2/25/2035	9,386,966	9,468,323
"2A10", Series 2003-11, 5.5%, 12/25/2033	10,861,202	10,873,910
"1A1", Series 2005-7, 5.5%, 10/25/2035	3,080,039	2,956,434
"1A2", Series 2006-5, 6.0%, 10/25/2036	3,678,413	3,753,827
Countrywide Alternative Loan Trust:
"3A3", Series 2005-20CB, 5.5%, 7/25/2035	2,647,618	2,623,961
"1A4", Series 2006-43CB, 6.0%, 2/25/2037	4,338,235	3,599,078
Countrywide Home Loans:
"A3", Series 2003-18, 5.25%, 7/25/2033	1,795,167	1,793,097
"A35", Series 2005-24, 5.5%, 11/25/2035	4,937,110	4,765,052
Fannie Mae Grantor Trust:
"1A1", Series 2004-T1, 6.0%, 1/25/2044	4,838,441	5,169,382
"A1", Series 2002-T4, 6.5%, 12/25/2041	2,480,567	2,854,612
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.806%***, 2/25/2048	4,005,259	4,012,869
Federal Home Loan Mortgage Corp.:
"DA", Series 3598, 2.75%, 11/15/2014	9,393,494	9,509,720
"MA", Series 2664, 5.0%, 4/15/2030	6,818,650	6,954,441
"QP", Series 3149, 5.0%, 10/15/2031	7,500,000	7,645,093
"PT", Series 3586, IOette, 5.006%****, 2/15/2038	4,035,409	4,070,370
"DC", Series 2541, 5.05%, 3/15/2031	1,127,005	1,127,501
"EB", Series 3062, 5.5%, 9/15/2021	2,421,468	2,485,450
"NB", Series 2984, 5.5%, 11/15/2027	3,645,000	3,692,277
"PA", Series 3283, 5.5%, 7/15/2036	7,749,812	8,126,462
"PA", Series 2301, 6.0%, 10/15/2013	5,821,838	6,091,594
"BT", Series 2448, 6.0%, 5/15/2017	3,337	3,591
"PY", Series 3217, 6.0%, 7/15/2029	5,304,476	5,377,784
Federal National Mortgage Association:
"TA", Series 2007-77, 5.5%, 12/25/2029	3,770,426	3,868,111
"AB", Series 2006-3, 5.5%, 10/25/2032	8,189,934	8,426,754
"A1", Series 2003-7, 6.5%, 12/25/2042	2,771,960	3,001,838
First Horizon Alternative Mortgage Securities, "1A1", Series 2007-FA2, 5.5%, 4/25/2037	5,174,639	4,043,861
GMAC Mortgage Corp. Loan Trust, "A6", Series 2004-JR1, 0.706%***, 12/25/2033	1,562,284	1,503,378
Government National Mortgage Association, "AB", Series 2008-30, 4.2%, 2/20/2037	7,680,466	7,870,828
IndyMac INDX Mortgage Loan Trust, "4A1", Series 2005-AR9, 2.715%***, 7/25/2035	1,184,396	615,180
JPMorgan Mortgage Trust, "6A1", Series 2005-A6, 5.065%***, 8/25/2035	6,599,653	6,646,477
Paine Webber Mortgage Acceptance Corp., "1B2", Series 1999-4, 144A, 6.46%***, 7/28/2024	58,103	39,386
PHHMC Mortgage Pass-Through Certificates, "A2", Series 2006-2, 6.107%***, 7/18/2036	6,390,788	6,400,074
Prudential Home Mortgage Securities Co., Inc., "4B", Series 1994-A, 144A, 6.73%***, 4/28/2024	11,905	11,846
Residential Accredit Loans, Inc., "A1", Series 2003-QS18, 5.0%, 9/25/2018	3,615,390	3,679,831
Residential Asset Mortgage Products, Inc.:
"A5", Series 2005-SL1, 6.5%, 5/25/2032	2,039,130	1,911,385
"A3", Series 2004-SL3, 7.5%, 12/25/2031	1,610,203	1,648,862
Residential Funding Mortgage Securities I, "A16", Series 2003-S7, 0.706%***, 5/25/2033	2,258,016	2,261,365
Structured Adjustable Rate Mortgage Loan Trust, "5A4", Series 2004-8, 4.645%***, 7/25/2034	2,447,474	2,455,348
Structured Asset Securities Corp., "2A16", Series 2005-6, 5.5%, 5/25/2035	1,857,377	1,737,546
Vericrest Opportunity Loan Transferee:
"A", Series 2010-NPL1, 144A, 4.25%***, 5/25/2039	5,554,483	5,531,154
"M", Series 2010-NPL1, 144A, 6.0%, 5/25/2039	7,000,000	6,846,402
Waterfall Victoria Mortgage Trust, "A", Series 2010-1, 144A, 5.0%, 10/20/2056	8,622,068	8,589,735
Wells Fargo Mortgage Backed Securities Trust:
"A7", Series 2004-L, 4.768%***, 7/25/2034	4,000,000	4,099,116
"A7", Series 2003-2, 5.25%, 2/25/2018	6,077,585	6,329,805
"A1", Series 2005-AR14, 5.371%***, 8/25/2035	11,957,315	11,833,306
"1A15", Series 2006-9, 6.0%, 8/25/2036	2,069,063	2,009,758
Total Collateralized Mortgage Obligations (Cost $221,847,683)		221,988,164

Government & Agency Obligations 17.8%
Other Government Related (c) 7.7%
Achmea Hypotheekbank NV, 144A, 3.2%, 11/3/2014	4,685,000	4,980,305
African Development Bank, 1.625%, 2/11/2013 (a)	9,375,000	9,562,930
Ally Financial, Inc., FDIC Guaranteed, 1.75%, 10/30/2012	9,415,000	9,633,080
Asian Development Bank, 2.75%, 5/21/2014	4,382,000	4,646,778
BRFkredit AS, 144A, 2.05%, 4/15/2013	12,445,000	12,758,402
Citibank NA, FDIC Guaranteed, 1.75%, 12/28/2012	8,000,000	8,195,552
Citigroup Funding, Inc., FDIC Guaranteed, 1.875%, 10/22/2012	5,000,000	5,127,590
Dexia Credit Local, 144A, 2.75%, 1/10/2014	7,700,000	7,873,119
Eksportfinans ASA:
1.875%, 4/2/2013	8,040,000	8,213,093
3.0%, 11/17/2014 (a)	7,500,000	7,908,037
FIH Erhvervsbank AS:
144A, 2.0%, 6/12/2013	8,035,000	8,217,668
144A, 2.45%, 8/17/2012	6,000,000	6,153,258
Governor & Co. of the Bank of Ireland, 144A, 2.75%, 3/2/2012	8,820,000	8,656,821
HSBC USA, Inc., FDIC Guaranteed, 3.125%, 12/16/2011	4,500,000	4,645,467
International Bank for Reconstruction & Development:
5.05%***, 1/14/2025	12,500,000	12,500,000
5.25%***, 4/9/2025	5,540,000	5,534,460
International Finance Facility for Immunisation Co., Series 1, REG S, 5.0%, 11/14/2011	11,900,000	12,440,760
KeyBank NA, FDIC Guaranteed, 3.2%, 6/15/2012	5,000,000	5,226,680
Kreditanstalt fuer Wiederaufbau:
1.375%, 7/15/2013	7,505,000	7,619,549
2.537%***, 12/11/2024	5,815,000	5,778,366
2.625%, 3/3/2015 (a)	9,710,000	10,265,334
Morgan Stanley, FDIC Guaranteed, 3.25%, 12/1/2011	5,000,000	5,163,445
National Agricultural Cooperative Federation, 144A, 5.0%, 9/30/2014	3,032,000	3,244,440
Nationwide Building Society, 144A, 0.549%***, 5/17/2012	2,000,000	1,996,464
NIBC Bank NV, 144A, 2.8%, 12/2/2014	7,575,000	7,901,861
Nordic Investment Bank, 2.625%, 10/6/2014	9,380,000	9,860,228
Pemex Project Funding Master Trust, Series 2, 9.125%, 10/13/2010	838,000	842,022
Petroleos Mexicanos, 144A, 4.875%, 3/15/2015 (a)	6,420,000	6,924,760
Ras Laffan Liquefied Natural Gas Co., Ltd. III, 144A, 4.5%, 9/30/2012 (a)	2,910,000	3,059,225
Suncorp-Metway Ltd., 144A, 0.667%***, 12/17/2010	5,000,000	5,002,255
US Bancorp., FDIC Guaranteed, 2.25%, 3/13/2012	7,545,000	7,733,723
		217,665,672
Sovereign Bonds 3.0%
Export Development Canada, 2.375%, 3/19/2012	4,200,000	4,316,294
Kommunalbanken AS, 144A, 2.75%, 5/5/2015	7,265,000	7,637,026
Korea Finance Corp., 3.25%, 9/20/2016	4,221,000	4,213,078
Korea Housing Finance Corp., 144A, 4.125%, 12/15/2015	9,380,000	9,839,048
Province of Manitoba, Canada, 2.125%, 4/22/2013	4,035,000	4,175,055
Province of Nova Scotia, Canada, 7.25%, 7/27/2013	11,250,000	13,194,697
Province of Ontario, Canada:
0.502%***, 11/19/2012	4,700,000	4,703,854
4.1%, 6/16/2014	4,710,000	5,174,086
Province of Saskatchewan, Canada, 7.375%, 7/15/2013	6,805,000	7,992,860
Republic of Italy, 2.125%, 10/5/2012	7,500,000	7,555,927
Republic of Poland, 3.875%, 7/16/2015	6,620,000	6,885,846
State of Qatar, 144A, 4.0%, 1/20/2015	9,250,000	9,758,750
		85,446,521
US Government Sponsored Agencies 4.7%
Federal Home Loan Bank:
1.75%, 8/22/2012 (a)	8,000,000	8,182,408
1.875%, 6/21/2013	6,545,000	6,744,125
Federal Home Loan Mortgage Corp.:
1.125%, 7/27/2012	6,050,000	6,120,168
2.125%, 3/23/2012 (a)	9,455,000	9,687,187
2.125%, 9/21/2012	10,000,000	10,311,440
Federal National Mortgage Association:
1.0%, 9/23/2013	14,000,000	14,055,510
1.125%, 7/30/2012	11,250,000	11,373,210
1.25%, 8/20/2013	15,000,000	15,175,500
1.303%***, 8/8/2011 (a)	18,000,000	17,929,800
1.625%, 10/26/2015	18,750,000	18,742,556
1.75%, 3/23/2011	5,000,000	5,036,060
1.75%, 5/7/2013	9,500,000	9,751,997
		133,109,961
US Treasury Obligations 2.4%
US Treasury Bill, 0.185%*****, 3/17/2011 (d)	7,508,000	7,501,731
US Treasury Inflation-Indexed Note, 0.5%, 4/15/2015 (a)	13,077,870	13,431,378
US Treasury Notes:
0.875%, 2/29/2012 (e)	25,000,000	25,190,500
1.125%, 6/15/2013 (a)	5,000,000	5,071,100
1.25%, 8/31/2015	13,000,000	12,995,944
1.875%, 6/30/2015 (a)	4,040,000	4,163,095
		68,353,748
Total Government & Agency Obligations (Cost $494,933,783)		504,575,902

Loan Participations and Assignments 5.9%
Senior Loans*** 5.4%
Acosta, Inc., Term Loan B, 2.51%, 7/28/2013	498,701	487,064
Advantage Sales & Marketing, Inc.:
Term Loan, 5.0%, 5/5/2016	598,500	597,255
Second Lien Term Loan, 8.5%, 5/5/2017	3,000,000	3,000,000
AEI Finance Holding LLC:
Term Loan, 3.289%, 3/30/2014	3,084,849	2,898,802
Term Loan, 3.433%, 3/30/2012	169,731	159,495
American Seafoods Group LLC, Term Loan B, 5.5%, 5/7/2015	2,114,774	2,115,430
AMN Healthcare, Inc., Term Loan B, 7.25%, 6/23/2015	1,468,906	1,456,053
Aspect Software, Inc., Term Loan B, 6.25%, 4/19/2016	3,990,000	3,982,519
Asurion Corp.:
First Lien Term Loan, 3.258%, 7/3/2014	3,221,241	3,093,196
Second Lien Term Loan, 6.757%, 7/3/2015	1,000,000	952,970
Avaya, Inc., Term Loan, 3.058%, 10/24/2014	3,961,560	3,522,342
Bausch & Lomb, Inc.:
Term Delay Draw, 3.506%, 4/24/2015	378,591	364,058
Term Loan, 3.539%, 4/24/2015	1,563,126	1,502,962
Big West Oil LLC, Term Loan, 12.0%, 7/23/2015	135,417	138,125
Blount International, Inc., Term Loan B, 5.5%, 8/9/2016	500,000	500,418
Bucyrus International, Inc., Term Loan, 4.5%, 2/19/2016	498,771	503,883
Calpine Corp., First Priority Term Loan, 3.165%, 3/29/2014	1,351,727	1,323,003
Calumet Lubricants Co., LP:
Term Loan B, 4.376%, 1/3/2015	660,567	618,456
Letter of Credit, 4.383%, 1/3/2015	89,433	83,731
Caritor, Inc.:
Letter of Credit, 2.54%, 6/4/2013	142,180	129,146
Term Loan B, 2.55%, 6/4/2013	1,822,367	1,655,311
Cedar Fair LP, Term Loan B, 5.5%, 12/15/2016	500,000	504,642
Cenveo Corp.:
Term Delay Draw, 4.792%, 6/21/2013	17,505	17,247
Term Loan C, 4.792%, 6/21/2013	979,913	965,459
Charter Communications Operating LLC:
Term Loan, 2.26%, 3/6/2014	147,375	143,967
Term Loan, 3.54%, 9/6/2016	1,338,827	1,307,700
Chemtura:
Term Loan B, 5.5%, 8/11/2016	1,000,000	1,006,750
Debtor in Possession Term Loan, 6.0%, 2/11/2011	1,000,000	1,009,380
Cincinnati Bell, Inc., Term Loan, 6.5%, 6/9/2017	997,500	1,003,734
Cinedigm Digital Funding I LLC, Term Loan, 5.25%, 4/29/2016	1,906,664	1,886,406
ClientLogic Corp., Term Loan, 6.031%, 1/30/2014	1,710,338	1,562,821
Coach America Holdings, Inc.:
First Lien Term Loan, 3.23%, 4/18/2014	1,231,242	1,008,086
Letter of Credit, 3.283%, 4/20/2014	262,408	214,847
Community Health Systems, Inc.:
Term Delay Draw, 2.549%, 7/25/2014	142,025	134,961
Term Loan, 2.549%, 7/25/2014	2,768,200	2,630,662
Conseco, Inc., Term Loan, 7.5%, 10/10/2013	500,000	492,658
Delta Air Lines, Inc., Term Loan, 8.75%, 9/27/2013	990,000	1,005,677
Denny's, Inc., Term Loan B, 6.5%, 9/20/2016	1,000,000	1,002,500
Dresser, Inc., Second Lien Term Loan, 6.112%, 5/4/2015	500,000	484,895
Fairmount Minerals Ltd., Term Loan B, 6.25%, 8/5/2016	1,000,000	1,007,345
Fidelity National Information Solutions, Inc., Term Loan B, 5.25%, 7/18/2016	1,000,000	1,009,275
First Data Corp.:
Term Loan B1, 3.006%, 9/24/2014	479,125	422,720
Term Loan B2, 3.006%, 9/24/2014	1,901,872	1,677,432
Flextronics International Ltd.:
Term Delay Draw A-1-B, 2.506%, 10/1/2014	1,800,889	1,704,416
Term Delay Draw A-1A, 2.507%, 10/1/2014	338,366	320,240
Term Delay Draw A-3, 2.509%, 10/1/2014	422,418	399,789
Term Loan A, 2.509%, 10/1/2014	1,044,914	988,938
Term Delay Draw A-2, 2.51%, 10/1/2014	362,073	342,676
Ford Motor Co., Term Loan B1, 3.05%, 12/16/2013	2,319,609	2,275,514
Freescale Semiconductor, Inc., Term Loan B, 4.509%, 12/1/2016	3,775,796	3,454,419
Getty Images, Inc., Term Loan, 6.25%, 7/2/2015	2,596,569	2,616,965
Great Point Power, Term Delay Draw, 5.5%, 3/10/2017	298,500	298,749
Hanesbrands, Inc., Term Loan, 5.25%, 12/10/2015	921,249	931,157
Harbor Freight Tools USA, Inc., Term Loan, 5.0%, 2/24/2016	242,409	243,116
HCA, Inc.:
Term Loan B, 2.539%, 11/18/2013	748,367	721,045
Term Loan B2, 3.539%, 3/31/2017	1,794,734	1,741,673
Hercules Offshore LLC, Term Loan B, 6.0%, 7/11/2013	486,804	420,781
Hexion Specialty Chemicals, Inc.:
Term Loan C2, 2.563%, 5/6/2013	609,324	585,374
Term Loan C1, 2.813%, 5/6/2013	1,375,817	1,321,740
Term Loan C2, 4.063%, 5/5/2015	293,926	281,983
Term Loan C1, 4.313%, 5/5/2015	1,370,888	1,314,332
Hughes Network Systems LLC, Term Loan, 2.813%, 4/15/2014	1,000,000	935,830
IMS Health, Inc., Term Loan B, 5.25%, 2/26/2016	495,120	498,524
Ineos US Finance LLC:
Term Loan B-2, 7.501%, 12/16/2013	1,239,796	1,242,381
Term Loan C-2, 8.001%, 12/16/2014	1,239,796	1,248,580
Intelsat Jackson Holdings Ltd., Term Loan, 3.533%, 2/2/2014	3,000,000	2,822,505
Interactive Data Corp., Term Loan B, 6.75%, 1/27/2017	1,496,250	1,515,724
Kenan Advantage Group, Inc., Term Loan, 6.25%, 6/11/2016	500,000	503,543
Language Line LLC, Term Loan B, 5.5%, 11/4/2015	1,985,000	1,955,840
LodgeNet Entertainment Corp., Term Loan, 2.29%, 4/4/2014	250,000	234,375
LPL Holdings, Inc., Term Loan, 5.25%, 6/28/2017	2,992,500	2,992,515
Manitowoc Co., Inc., Term Loan B, 8.0%, 11/6/2014	2,068,269	2,082,499
Mediacom Broadband LLC, Term Loan F, 4.5%, 10/23/2017	1,000,000	989,690
MetroPCS Wireless, Inc.:
Term Loan B, 2.563%, 11/4/2013	80,207	78,834
Term Loan B, 3.813%, 11/4/2016	873,824	867,201
Midcontinent Communications, Term Loan B, 6.25%, 12/31/2016	750,000	753,281
N.E.W. Holdings I LLC, Term Loan, 6.0%, 3/5/2016	957,143	950,562
NBTY, Inc., Term Loan B, LIBOR plus 4.5%, 7/14/2017	400,000	404,350
Neiman Marcus Group, Inc., Term Loan B, 2.294%, 4/5/2013	4,703,089	4,564,348
NEP II, Inc., Term Loan B, 2.299%, 2/16/2014	1,413,261	1,343,771
Noranda Aluminum Acquisition Corp., Term Loan B, 2.047%, 5/18/2014	968,720	915,843
Nuveen Investments, Inc., First Lien Term Loan, 3.289%, 11/13/2014	3,000,000	2,704,875
Oceania Cruises, Inc., First Lien Term Loan, 2.54%, 4/27/2013	2,000,000	1,796,250
OSI Restaurant Partners LLC:
Term Loan, 2.625%, 6/14/2013	195,751	180,165
Term Loan B, 2.625%, 6/14/2014	2,153,600	1,982,131
Pinafore LLC, Term Loan B, 6.75%, 9/21/2016	200,000	201,932
Pinnacle Foods Holdings Corp., Term Loan B, 2.758%, 4/2/2014	2,832,743	2,746,160
Polymer Group, Inc., Term Loan 2, 7.0%, 11/24/2014	996,565	1,000,307
Postmedia Network, Inc., Term Loan, 9.0%, 7/13/2016	891,667	894,177
Quad/Graphics, Inc., Term Loan B, 5.5%, 4/14/2016	1,000,000	985,000
RedPrairie Corp., Term Loan B, 6.0%, 3/24/2016	497,500	495,323
Reynolds Group Holdings, Inc., Term Loan, 6.25%, 5/5/2016	1,975,078	1,988,430
Rockwood Specialties Group, Inc., Term Loan H, 6.0%, 5/15/2014	1,615,639	1,623,386
Sabre, Inc., Term Loan B, 2.256%, 9/30/2014	2,981,787	2,766,234
Sagittarius Restaurants LLC, Term Loan B, 7.5%, 5/18/2015	495,313	491,907
Savvis Communications Corp., Term Loan, 6.75%, 8/4/2016	500,000	502,970
Sheridan Production Partners I LLC:
Term Loan, 7.5%, 4/20/2017	3,271,677	3,247,139
Term Loan 1-A, 7.5%, 4/20/2017	433,524	430,273
Term Loan 1-M, 7.5%, 4/20/2017	264,799	262,813
Sorenson Communications, Inc., Term Loan C, 6.0%, 8/16/2013	2,933,888	2,690,933
Spansion LLC, Term Loan B, 7.5%, 1/8/2015	1,997,500	2,014,149
Springboard Finance LLC, Term Loan A, 7.0%, 2/2/2015	292,500	294,397
SRAM LLC, Term Loan B, 5.0%, 4/30/2015	1,344,828	1,346,509
SunGard Data Systems, Inc.:
Term Loan A, 2.008%, 2/28/2014	110,203	106,897
Term Loan B, 4.043%, 2/26/2016	2,823,923	2,779,559
Swift Transportation Co., Inc., Term Loan, 8.25%, 5/9/2014	2,984,802	2,919,510
Telesat Canada:
Term Loan I, 3.26%, 10/31/2014	1,791,463	1,746,309
Term Loan II, 3.26%, 10/31/2014	154,179	150,293
Tenneco, Inc., Term Loan B, 5.039%, 6/3/2016	498,750	499,685
Toys 'R' Us-Delaware, Inc., Term Loan, 6.0%, 8/17/2016	1,000,000	1,002,115
Travelport LLC:
Term Delay Draw, 2.76%, 8/23/2013	989,796	953,738
Term Loan, 2.76%, 8/23/2013	1,000,000	963,570
United Airlines, Inc., Term Loan B, 2.313%, 2/3/2014	3,971,108	3,737,189
Universal City Development Partners Ltd., Term Loan B, 5.5%, 11/6/2014	1,322,481	1,330,059
US Foodservice, Inc., Term Loan B, 2.76%, 5/29/2012	2,735,897	2,485,481
Valeant Pharmaceuticals International, Term Loan B, LIBOR plus 3.0%, 9/21/2016	200,000	202,038
Venoco, Inc., Term Loan, 4.313%, 5/8/2014	2,712,388	2,545,698
VML US Finance LLC:
Term Delay Draw Loan B, 4.78%, 5/25/2012	606,972	600,678
Term Loan B, 4.78%, 5/27/2013	1,050,827	1,039,862
Volume Services America, Inc., Term Loan B, 10.75%, 9/16/2016	1,000,000	985,000
Warner Chilcott Co., LLC:
Term Loan A, 6.0%, 10/30/2014	313,559	311,469
Term Loan B-2, 6.25%, 4/30/2015	252,039	252,604
Term Loan B-4, 6.5%, 2/22/2016	122,549	123,280
Warner Chilcott Corp.:
Term Loan, 6.25%, 4/30/2015	248,750	249,310
Term Loan B-1, 6.25%, 4/30/2015	151,358	151,660
WC Luxco SARL, Term Loan B-3, 6.5%, 2/22/2016	377,451	379,702
		152,607,652
Sovereign Loans 0.5%
Gazprom, 144A, 8.125%, 7/31/2014	5,330,000	6,043,154
VTB Bank, 144A, 6.609%, 10/31/2012	7,825,000	8,265,548
		14,308,702
Total Loan Participations and Assignments (Cost $164,123,282)		166,916,354
	Shares	Value ($)

Municipal Bonds and Notes 0.4%
California, State General Obligation, Series 3, 5.65%, Mandatory Put 4/1/2013 @ 100, 4/1/2039	2,865,000	3,086,235
Illinois, State General Obligation, 3.321%, 1/1/2013 (f)	5,900,000	6,033,989
Louisiana, Public Facilities Authority Systems Revenue, Restoration Bonds, Series A-1, 4.5%, 2/1/2014	2,952,928	3,001,858
Total Municipal Bonds and Notes (Cost $11,728,953)		12,122,082

Securities Lending Collateral 5.7%
Daily Assets Fund Institutional, 0.29% (g) (h) (Cost $161,923,239)	161,923,239	161,923,239

Cash Equivalents 3.3%
Central Cash Management Fund, 0.21% (g) (Cost $93,054,176)	93,054,176	93,054,176
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,888,920,085)+	104.8	2,977,299,845
Other Assets and Liabilities, Net	(4.8)	(136,109,466)
Net Assets	100.0	2,841,190,379
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Buffalo Thunder Development Authority	9.735%	12/15/2014	30,000	USD	30,000	7,800
*** These securities are shown at their current rate as of September 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.
**** These securities are shown at their current rate as of September 30, 2010.
*****Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $2,892,773,954. At September 30, 2010, net unrealized appreciation for all securities based on tax cost was $84,525,891. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $96,899,413 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,373,522.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2010 amounted to $158,362,725, which is 5.6% of net assets.
(b) When-issued security.
(c) Government-backed debt issued by financial companies or government sponsored enterprises.
(d) At September 30, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) At September 30, 2010, this security has been pledged, in whole or in part, as collateral for open swap contracts.
(f) Taxable issue.
(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CBO: Collateralized Bond Obligation

FDIC: Federal Deposit Insurance Corp.

FSB: Federal Savings Bank

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2010, the Fund had unfunded loan commitments of $1,732,500, which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Reynolds Group Holdings, Inc., Term Loan D, 5/5/2016	1,732,500	1,732,500	—

At September 30, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Japanese Government Bond	JPY	12/9/2010	31	53,258,505	872,664
10 Year US Treasury Note	USD	12/21/2010	453	57,099,234	99,094
2 Year US Treasury Note	USD	12/31/2010	253	55,529,547	72,078
Federal Republic of Germany Euro-Schatz	EUR	12/8/2010	1,616	240,315,620	(724,923)
Total net unrealized appreciation					318,913

At September 30, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	12/15/2010	115	11,990,791	(81,393)
10 Year Canadian Government Bond	CAD	12/20/2010	325	39,951,404	(255,856)
2 Year US Treasury Note	USD	12/31/2010	1,700	373,123,439	(610,939)
5 Year US Treasury Note	USD	12/31/2010	2,500	302,167,970	(2,636,720)
Federal Republic of Germany Euro-Bund	EUR	12/8/2010	702	125,778,736	(1,014,422)
United Kingdom Long Gilt Bond	GBP	12/29/2010	117	22,849,423	29,550
Total net unrealized depreciation					(4,569,780)

At September 30, 2010, open credit default swap contracts purchased were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Debt Obligation	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized (Depreciation) ($)
3/22/2010 6/20/2015	32,500,000[1]	1.0%	Markit CDX.NA.IG	7,776	179,889	(172,113)
3/22/2010 6/20/2015	32,500,000[2]	1.0%	Markit CDX.NA.IG	7,776	116,025	(108,249)
Total unrealized depreciation						(280,362)

At September 30, 2010, open credit default swap contracts sold were as follows:

Effective/ Expiration Dates	Notional Amount ($) (i)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (j)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
3/22/2010 6/20/2015	7,530,000[1]	1.0%	Freeport- McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BB	(128,434)	(42,719)	(85,715)
6/22/2009 9/20/2014	12,000,000[3]	5.0%	MetLife, Inc., 5.0%, 6/15/2015, A-	1,401,751	(191,373)	1,593,124
Total net unrealized appreciation						1,507,409
(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.
(j) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At September 30, 2010, open interest rate swap contracts were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
6/26/2009 6/26/2011	60,000,000[4]	Floating — LIBOR	Fixed — 1.598%	789,632	—	789,632
6/26/2009 6/26/2012	20,000,000[4]	Floating — LIBOR	Fixed — 2.26%	712,061	—	712,061
6/29/2009 7/1/2013	20,000,000[2]	Floating — LIBOR	Fixed — 2.71%	1,181,168	—	1,181,168
9/15/2010 9/15/2014	118,800,000[1]	Fixed — 3.15%	Floating — LIBOR	(9,281,938)	224,400	(9,506,338)
11/15/2009 11/15/2024	15,700,000[5]	Floating — LIBOR	Floating — 8.7%++	227,507	—	227,507
Total net unrealized depreciation						(6,595,970)
++ This interest rate swap is shown at its current rate as of September 30, 2010.

At September 30, 2010, total return swap contracts were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
6/9/2010 6/1/2012	102,300,000[2]	0.45%	Citi Global Interest Rate Strategy Index	23,506	68,200	(44,694)
Counterparties: [1] Morgan Stanley [2] Citigroup, Inc. [3] JPMorgan Chase Securities, Inc. [4] Bank of America [5] Barclays Bank PLC LIBOR: London InterBank Offered Rate

At September 30, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	24,723,192	AUD	26,620,000	10/21/2010	939,016	UBS AG
USD	13,423,581	CAD	13,833,000	10/21/2010	14,566	Morgan Stanley
USD	4,349,202	NOK	26,658,000	10/21/2010	178,428	UBS AG
USD	551,910	NZD	756,000	10/21/2010	1,808	HSBC Bank USA
USD	21,516,653	SEK	154,141,000	10/21/2010	1,338,926	HSBC Bank USA
Total unrealized appreciation					2,472,744
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CHF	17,985,000	USD	17,758,929	10/21/2010	(547,272)	HSBC Bank USA
EUR	19,059,000	USD	24,463,275	10/21/2010	(1,514,777)	UBS AG
GBP	14,297,000	USD	22,054,123	10/21/2010	(401,522)	Morgan Stanley
JPY	411,213,000	USD	4,896,850	10/21/2010	(29,945)	HSBC Bank USA
Total unrealized depreciation					(2,493,516)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (k)
Corporate Bonds	$ —	$1,309,653,386	$ 26,307,948	$ 1,335,961,334
Mortgage-Backed Securities Pass-Throughs	—	70,008,643	—	70,008,643
Asset-Backed	—	183,034,059	18,920,454	201,954,513
Commercial Mortgage-Backed Securities	—	208,795,438	—	208,795,438
Collateralized Mortgage Obligations	—	207,867,275	14,120,889	221,988,164
Government & Agency Obligations	—	479,039,711	18,034,460	497,074,171
Loan Participation and Assignments	—	166,916,354	—	166,916,354
Municipal Bonds and Notes	—	12,122,082	—	12,122,082
Short-Term Investments (k)	254,977,415	7,501,731	—	262,479,146
Unfunded Loan Commitments	—	0	—	0
Derivatives (l)	—	6,976,236	—	6,976,236
Total	$ 254,977,415	$ 2,651,914,915	$ 77,383,751	$ 2,984,276,081
Liabilities
Derivatives (l)	$ (4,250,867)	$ (12,410,625)	$ —	$ (16,661,492)
Total	$ (4,250,867)	$ (12,410,625)	$ —	$ (16,661,492)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended September 30, 2010.

(k) See Investment Portfolio for additional detailed categorizations.
(l) Derivatives include unrealized appreciation (depreciation) on open futures, credit default swaps, interest rate swaps, total return swaps and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Asset-Backed	Collateralized Mortgage Obligations
Balance as of September 30, 2009	$ 12,564,486	$ 8,061,252	$ 5,050,000
Realized gains (loss)	—	(5,634,506)	20,994
Change in unrealized appreciation (depreciation)	1,270,028	6,904,853	—
Amortization premium/discount	151	(259,964)	—
Net purchases (sales)	12,494,150	9,848,819	14,099,895
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	(20,867) (m)	—	(5,050,000) (m)
Balance as of September 30, 2010	$ 26,307,948	$ 18,920,454	$ 14,120,889
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2010	$ 1,270,028	$ 200,791	$ —
	Government & Agency Obligations	Loan Participations and Assignments	Total
Balance as of September 30, 2009	$ 33,038,250	$ 4,264,374	$ 62,978,362
Realized gains (loss)	68,750	29,849	(5,514,913)
Change in unrealized appreciation (depreciation)	105,585	19,431	8,299,897
Amortization premium/discount	—	5,727	(254,086)
Net purchases (sales)	2,461,875	(2,469,381)	36,435,358
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	(17,640,000) (m)	(1,850,000) (n)	(24,560,867)
Balance as of September 30, 2010	$ 18,034,460	$ —	$ 77,383,751
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2010	$ 72,585	$ —	$ 1,543,404

Transfers between price levels are recognized at the beginning of the reporting period.

(m) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.
(n) The investment was transferred from Level 3 to Level 2 as a result of the availability of observable market data due to increased market activity.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2010
Assets
Investments: Investments in securities, at value (cost $2,633,942,670) — including $158,362,725 of securities loaned	$ 2,722,322,430
Investment in Daily Assets Fund Institutional (cost $161,923,239)*	161,923,239
Investment in Central Cash Management Fund (cost $93,054,176)	93,054,176
Total investments, at value (cost $2,888,920,085)	2,977,299,845
Deposit with brokers for open futures contracts	6,388,361
Deposit from broker for open swap contracts	3,040,000
Receivable for investments sold	83,487,026
Receivable for Fund shares sold	10,572,283
Interest receivable	21,327,475
Unrealized appreciation on swap contracts	4,503,492
Unrealized appreciation on forward foreign currency exchange contracts	2,472,744
Upfront payments paid on swap contracts	588,514
Foreign taxes recoverable	203,671
Due from Advisor	152,558
Other assets	90,173
Total assets	3,110,126,142
Liabilities
Cash overdraft	271,315
Foreign cash overdraft, at value (cost $143,730)	160,500
Payable upon return of deposit	3,040,000
Payable upon return of securities loaned	161,923,239
Payable for investments purchased	33,482,690
Payable for investments purchased — when-issued securities	45,991,074
Payable for Fund shares redeemed	6,994,697
Payable for variation margin on open futures contracts	1,226,660
Unrealized depreciation on swap contracts	9,917,109
Unrealized depreciation on forward foreign currency exchange contracts	2,493,516
Upfront payments received on swap contracts	234,092
Accrued management fee	839,439
Accrued expenses and payables	2,361,432
Total liabilities	268,935,763
Net assets, at value	$ 2,841,190,379
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2010 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	$ (16,366,340)
Net unrealized appreciation (depreciation) on: Investments	88,379,760
Futures	(4,250,867)
Swap contracts	(5,413,617)
Foreign currency	(37,560)
Accumulated net realized gain (loss)	(164,361,483)
Paid-in capital	2,943,240,486
Net assets, at value	$ 2,841,190,379
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,175,630,416 ÷ 123,146,030 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.55
Maximum offering price per share (100 ÷ 97.25 of $9.55)	$ 9.82

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,101,600 ÷ 115,269 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.56

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($421,752,585 ÷ 44,225,570 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.54
Class S Net Asset Value, offering and redemption price per share ($1,202,800,238 ÷ 125,710,962 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 9.57
Institutional Class Net Asset Value, offering and redemption price per share ($39,905,540 ÷ 4,174,156 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 9.56

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2010
Investment Income
Income: Interest (net of foreign taxes withheld of $109,942)	$ 106,617,537
Income distributions — affiliated cash management vehicles	142,257
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	94,485
Total income	106,854,279
Expenses: Management fee	9,316,609
Administration fee	2,679,876
Services to shareholders	4,135,962
Custodian fee	202,487
Distribution and service fees	6,550,108
Professional fees	123,647
Trustees' fees and expenses	80,087
Reports to shareholders	223,530
Registration fees	212,713
Other	234,296
Total expenses before expense reductions	23,759,315
Expense reductions	(866,155)
Total expenses after expense reductions	22,893,160
Net investment income	83,961,119
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	22,595,916
Futures	(28,533,553)
Swap contracts	2,620,243
Foreign currency	(1,711,436)
(5,028,830)
Change in net unrealized appreciation (depreciation) on: Investments	64,718,291
Futures	(630,001)
Swap contracts	(8,241,386)
Unfunded loan commitments	(9,067)
Foreign currency	(946,276)
54,891,561
Net gain (loss)	49,862,731
Net increase (decrease) in net assets resulting from operations	$ 133,823,850

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended September 30,
	2010	2009
Operations: Net investment income	$ 83,961,119	$ 69,702,120
Net realized gain (loss)	(5,028,830)	(68,610,580)
Change in net unrealized appreciation (depreciation)	54,891,561	109,187,478
Net increase (decrease) in net assets resulting from operations	133,823,850	110,279,018
Distributions to shareholders: Net investment income: Class A	(39,985,151)	(23,666,318)
Class B	(40,641)	(76,606)
Class C	(10,986,519)	(6,001,713)
Class S	(42,984,965)	(29,193,065)
Institutional Class	(1,248,241)	(953,356)
Return of capital: Class A	—	(9,308,604)
Class B	—	(30,131)
Class C	—	(2,360,637)
Class S	—	(11,482,423)
Institutional Class	—	(374,981)
Total distributions	(95,245,517)	(83,447,834)
Fund share transactions: Proceeds from shares sold	1,329,000,174	1,380,606,392
Reinvestment of distributions	78,605,935	70,058,207
Cost of shares redeemed	(955,858,558)	(851,986,913)
Redemption fees	—	59,512
Net increase (decrease) in net assets from Fund share transactions	451,747,551	598,737,198
Increase from regulatory settlements (see Note G)	12,272	—
Increase (decrease) in net assets	490,338,156	625,568,382
Net assets at beginning of period	2,350,852,223	1,725,283,841
Net assets at end of period (including accumulated distributions in excess of net investment income of $16,366,340 and $2,531,010, respectively)	$ 2,841,190,379	$ 2,350,852,223

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.40	$ 9.34	$ 9.94	$ 9.88	$ 9.93
Income (loss) from investment operations: Net investment income[a]	.30	.35	.38	.38	.35
Net realized and unrealized gain (loss)	.19	.13	(.46)	.17	.10
Total from investment operations	.49	.48	(.08)	.55	.45
Less distributions from: Net investment income	(.34)	(.30)	(.47)	(.43)	(.38)
Net realized gains	—	—	(.05)	(.06)	(.12)
Return of capital	—	(.12)	—	—	—
Total distributions	(.34)	(.42)	(.52)	(.49)	(.50)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.55	$ 9.40	$ 9.34	$ 9.94	$ 9.88
Total Return (%)[b]	5.29	5.50[c]	(.88)[c]	5.79[c]	4.71[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,176	988	625	325	85
Ratio of expenses before expense reductions	.83	.88	.88	.93	1.34[d]
Ratio of expenses after expense reductions	.83	.87	.86	.86	.88[d]
Ratio of net investment income (%)	3.15	3.91	3.89	3.83	3.61
Portfolio turnover rate	100	112	83	57	129[e]
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
[e] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
* Amount is less than $.005.

Class B Years Ended September 30,	2010	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.42	$ 9.35	$ 9.94	$ 9.97
Income (loss) from investment operations: Net investment income[b]	.22	.28	.30	.13
Net realized and unrealized gain (loss)	.18	.14	(.45)	.01
Total from investment operations	.40	.42	(.15)	.14
Less distributions from: Net investment income	(.26)	(.23)	(.39)	(.17)
Net realized gains	—	—	(.05)	—
Return of capital	—	(.12)	—	—
Total distributions	(.26)	(.35)	(.44)	(.17)
Redemption fees	—	.00***	.00***	.00***
Net asset value, end of period	$ 9.56	$ 9.42	$ 9.35	$ 9.94
Total Return (%)[c,d]	4.46	4.66	(1.61)	1.39**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	4	7
Ratio of expenses before expense reductions	1.78	1.85	1.76	1.82*
Ratio of expenses after expense reductions	1.63	1.65	1.67	1.72*
Ratio of net investment income (%)	2.36	3.12	3.08	2.94*
Portfolio turnover rate	100	112	83	57
[a] For the period April 23, 2007 (commencement of operations of Class B shares) to September 30, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.39	$ 9.33	$ 9.92	$ 9.87	$ 9.93
Income (loss) from investment operations: Net investment income[a]	.23	.29	.31	.31	.29
Net realized and unrealized gain (loss)	.19	.13	(.45)	.17	.09
Total from investment operations	.42	.42	(.14)	.48	.38
Less distributions from: Net investment income	(.27)	(.24)	(.40)	(.37)	(.32)
Net realized gains	—	—	(.05)	(.06)	(.12)
Return of capital	—	(.12)	—	—	—
Total distributions	(.27)	(.36)	(.45)	(.43)	(.44)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.54	$ 9.39	$ 9.33	$ 9.92	$ 9.87
Total Return (%)[b]	4.50	4.72[c]	(1.53)	4.98[c]	4.07[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	422	329	176	130	100
Ratio of expenses before expense reductions	1.58	1.62	1.59	1.66	2.09[d]
Ratio of expenses after expense reductions	1.58	1.62	1.59	1.61	1.50[d]
Ratio of net investment income (%)	2.40	3.16	3.16	3.08	2.99
Portfolio turnover rate	100	112	83	57	129[e]
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
[e] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
* Amount is less than $.005.

Class S+ Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.43	$ 9.36	$ 9.95	$ 9.89	$ 9.93
Income (loss) from investment operations: Net investment income[a]	.32	.37	.40	.39	.35
Net realized and unrealized gain (loss)	.18	.14	(.45)	.16	.11
Total from investment operations	.50	.51	(.05)	.55	.46
Less distributions from: Net investment income	(.36)	(.32)	(.49)	(.43)	(.38)
Net realized gains	—	—	(.05)	(.06)	(.12)
Return of capital	—	(.12)	—	—	—
Total distributions	(.36)	(.44)	(.54)	(.49)	(.50)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.57	$ 9.43	$ 9.36	$ 9.95	$ 9.89
Total Return (%)[b]	5.51	5.71	(.62)	5.79	4.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,203	1,019	869	879	287
Ratio of expenses before expense reductions	.71	.70	.71	.79	1.27[c]
Ratio of expenses after expense reductions	.63	.65	.67	.73	.88[c]
Ratio of net investment income (%)	3.36	4.12	4.08	3.97	3.61
Portfolio turnover rate	100	112	83	57	129[d]
+ On October 23, 2006, Investment Class was renamed Class S.
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
[d] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
* Amount is less than $.005.

Institutional Class Years Ended September 30,	2010	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.42	$ 9.36	$ 9.56
Income (loss) from investment operations: Net investment income[b]	.33	.38	.04
Net realized and unrealized gain (loss)	.18	.13	(.21)
Total from investment operations	.51	.51	(.17)
Less distributions from: Net investment income	(.37)	(.33)	(.03)
Return of capital	—	(.12)	—
Total distributions	(.37)	(.45)	(.03)
Redemption fees	—	.00***	.00***
Net asset value, end of period	$ 9.56	$ 9.42	$ 9.36
Total Return (%)	5.65	5.74	(1.76)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	13	50
Ratio of expenses	.50	.52	.54*
Ratio of net investment income (%)	3.48	4.25	4.20*
Portfolio turnover rate	100	112	83
[a] For the period from August 27, 2008 (commencement of operations of Institutional Class shares) to September 30, 2008.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short Duration Plus Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $161,740,000, including $60,677,000 inherited from its merger with affiliated funds in fiscal year 2007, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2011 ($14,468,000), September 30, 2012 ($25,866,000), September 30, 2013 ($18,693,000), September 30, 2014 ($3,620,000), September 30, 2015 ($15,741,000), September 30, 2016 ($2,969,000), September 30, 2017 ($17,011,000) and September 30, 2018 ($63,372,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2009 through September 30, 2010, the Fund incurred approximately $1,815,000 of net realized capital losses and $14,666,000 of net realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2011.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), certain securities sold at a loss and regulatory settlements. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Capital loss carryforwards	$ (161,740,000)
Net unrealized appreciation (depreciation) on investments	$ 84,525,891

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2010	2009
Distributions from ordinary income*	$ 95,245,517	$ 59,891,058
Return of capital	$ —	$ 23,556,776
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended September 30, 2010, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of September 30, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2010, the Fund invested in interest rate swap contracts with a total notional amount generally indicative of a range from approximately $228,100,000 to $245,800,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended September 30, 2010, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund also buys credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of September 30, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2010, the Fund invested in credit default swap contracts with a total notional amount generally indicative of a range from approximately $21,250,000 to $84,530,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended September 30, 2010, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of September 30, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2010, the Fund invested in total return swap contracts with a total notional amount generally indicative of a range from approximately $76,400,000 to $102,300,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2010, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices, and on currency. For the year ended September 30, 2010, as part of this strategy, the Fund used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global bond and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $1,181,365,000 to $1,832,219,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended September 30, 2010, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are value at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2010, the Fund invested in forward currency contracts with a total contract value generally indicative of a range from approximately $100,443,000 to $296,867,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ —	$ 2,910,368	$ 2,910,368
Credit Contracts (a)	—	1,593,124	1,593,124
Foreign Exchange Contracts (b)	2,472,744	—	2,472,744
	$ 2,472,744	$ 4,503,492	$ 6,976,236

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts
(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (9,551,032)	$ (4,250,867)	$ (13,801,899)
Credit Contracts (a)	—	(366,077)	—	(366,077)
Foreign Exchange Contracts (b)	(2,493,516)	—	—	(2,493,516)
	$ (2,493,516)	$ (9,917,109)	$ (4,250,867)	$ (16,661,492)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts and net unrealized appreciation (depreciation) on futures. Liability of Payable for daily variation margin on open futures contracts reflects unsettled variation margin.
(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)
	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 2,267,791	$ (28,533,553)	$ (26,265,762)
Credit Contracts (a)	—	352,452	—	352,452
Foreign Exchange Contracts (b)	(1,442,892)	—	—	(1,442,892)
	$ (1,442,892)	$ 2,620,243	$ (28,533,553)	$ (27,356,202)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swaps and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)
	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (7,831,817)	$ (630,001)	$ (8,461,818)
Credit Contracts (a)	—	(409,569)	—	(409,569)
Foreign Exchange Contracts (b)	(905,445)	—	—	(905,445)
	$ (905,445)	$ (8,241,386)	$ (630,001)	$ (9,776,832)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swaps and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended September 30, 2010, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $2,684,343,555 and $2,373,768,907, respectively. Purchases and sales of US Treasury obligations aggregated $265,149,674 and $205,562,584, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the year ended September 30, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.35% of the Fund's average daily net assets.

For the period from October 1, 2009 through September 30, 2010 (through April 22, 2010 for Class S and through January 31, 2011 for Class B), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.73%
Institutional Class	.65%

For the period from April 23, 2010 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expense (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.75%.

For the period from October 1, 2009 through September 30, 2010, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.88%
Class B	1.63%
Class C	1.63%
Class S	.63%
Institutional Class	.63%

Effective October 1, 2010 through September 30, 2011 (through January 31, 2011 for Class B), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.92%
Class B	1.65%
Class C	1.67%
Class S	.67%
Institutional Class	.67%

For the period from February 1, 2011 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expense (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.67%.

In addition, for the year ended September 30, 2010, the Advisor agreed to reimburse the Fund $36,410 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2010, the Administration Fee was $2,679,876, of which $233,650 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2010
Class A	$ 367,265	$ —	$ 128,131
Class B	4,277	2,182	1,381
Class C	171,329	—	60,038
Class S	827,563	827,563	—
Institutional Class	1,099	—	563
	$ 1,371,533	$ 829,745	$ 190,113

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2010
Class B	$ 11,067	$ 690
Class C	2,926,315	259,954
	$ 2,937,382	$ 260,644

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2010	Annual Effective Rate
Class A	$ 2,639,406	$ 618,483.24%
Class B	3,525	4,223.24%
Class C	969,795	257,822.25%
	$ 3,612,726	$ 880,528

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2010 aggregated $153,391.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2010, the CDSC for Class B and C shares aggregated $1,665 and $151,478, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2010, DIDI received $177,347 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $28,127, of which $10,223 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	65,093,782	$ 618,655,117	79,668,475	$ 722,400,815
Class B	20,152	191,941	22,254	197,699
Class C	17,146,783	162,641,451	21,516,412	195,222,062
Class S	53,448,796	508,983,847	49,878,513	454,287,504
Institutional Class	4,054,960	38,527,818	942,056	8,498,312
		$ 1,329,000,174		$ 1,380,606,392
Shares issued to shareholders in reinvestment of distributions
Class A	3,710,185	$ 35,223,167	3,197,242	$ 28,806,118
Class B	3,214	30,522	9,771	87,281
Class C	886,842	8,411,310	686,778	6,187,524
Class S	3,542,141	33,696,815	3,735,498	33,649,238
Institutional Class	130,818	1,244,121	149,625	1,328,046
		$ 78,605,935		$ 70,058,207
Shares redeemed
Class A	(50,744,895)	$ (482,500,567)	(44,717,389)	$ (403,731,875)
Class B	(124,225)	(1,181,837)	(244,288)	(2,191,168)
Class C	(8,785,893)	(83,446,813)	(6,088,461)	(54,798,788)
Class S	(39,430,353)	(375,846,566)	(38,315,163)	(345,434,999)
Institutional Class	(1,352,078)	(12,882,775)	(5,120,743)	(45,830,083)
		$ (955,858,558)		$ (851,986,913)
Redemption fees		$ —		$ 59,512
Net increase (decrease)
Class A	18,059,072	$ 171,377,717	38,148,328	$ 347,514,053
Class B	(100,859)	(959,374)	(212,263)	(1,906,188)
Class C	9,247,732	87,605,948	16,114,729	146,615,156
Class S	17,560,584	166,834,096	15,298,848	142,517,902
Institutional Class	2,833,700	26,889,164	(4,029,062)	(36,003,725)
		$ 451,747,551		$ 598,737,198

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and any unclaimed proceeds were then distributed to the Fund in the amount of $8,193. In addition, the Fund received $4,079 of non-affiliated regulatory settlements. These payments included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets. The amounts of the payments were less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Advisor Funds and the Shareholders of DWS Short Duration Plus Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short Duration Plus Fund (the "Fund") at September 30, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 1% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted that it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements are in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

New Sub-Advisory Agreement Approval

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreement, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	123
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 100 Plaza One, Jersey City, NJ 07311.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	InstitutionalClass
Nasdaq Symbol	PPIAX	PPLBX	PPLCX	DBPIX	PPILX
CUSIP Number	23336Y 748	23336Y 623	23336Y 730	23336Y 755	23336Y 565
Fund Number	418	618	718	822	1422

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT DURATION PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$63,596	$0	$0	$0
2009	$61,368	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2010